UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): October 15, 2009

ASIA PREMIUM TELEVISION GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	033-33263	62-1407521
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Room 602, 2 North Tuanjiehu Street, Chaoyang District

Beijing, 100026, People's Republic Of China
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(86-10) 6582-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01

Changes in Registrant’s Certifying Accountant

(a) Dismissal of Previous Independent Registered Public Accounting Firm.

i	On October 15, 2009, Asia Premium Television Group, Inc. (the “Company”) dismissed AGCA Inc. (“AGCA”) as its independent registered public accounting firm.

ii	The Company’s Board of Directors participated in and approved the decision to change our independent registered public accounting firm.

iii

AGCA did not issue any reports on our financial statements for the period from April 13, 2009 (the engagement date of AGCA) to October 15, 2009 (“Engagement Period”), and therefore, there were no adverse opinions or a disclaimer of opinions, nor were they qualified or modified as to uncertainty, audit scope, or accounting principals.

iv

During the Engagement Period, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with AGCA’s opinion to the subject matter of the disagreement.

v	During the Engagement Period, there had been no reportable events with the Company as set forth in Item 304(a)(i)(v) of Regulation S-K.

vi

The Company provided AGCA with a copy of this Current Report on Form 8-K and requested that AGCA furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. The Company has received the requested letter from AGCA, and a copy of such letter is filed as Exhibit 16.1 to this Current Report From 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm.

i

On October 15, 2009, the Board appointed Bernstein & Pinchuk LLP(“B&P”), the Company’s previous independent auditor, as its new independent registered public accounting firm. The decision to engage B&P was approved by the Company’s Board of Directors on October 15, 2009.

ii

During the Engagement Period, the Company did not consult with B&P regarding (1) the application of accounting principles to a specified transactions (completed or proposed), (2) the type of audit opinion that might be rendered on the Company’s financial statements, (3) written or oral advice was provided that would be an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issues, or (4) any matter that was the subject of a disagreement between the Company and its predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01

Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

16.1	Letter to the Securities and Exchange Commission from AGCA Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Asia Premium Television Group, Inc.

Date: October 21, 2009	By:	/s/ Menghua Liu
	Name:	Menghua Liu
	Title:	Chief Executive Officer and Chairman of the Board

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